                                                                    Exhibit 99.5

                              CONFIDENTIAL ANALYSIS

                             MERCHANTS BANCORP, INC.

                                FEBRUARY 23, 2005

                            "GOING-PRIVATE" ANALYSIS

                          (AUSTIN ASSOCIATES, LLC LOGO)

                              CONFIDENTIAL ANALYSIS

                             MERCHANTS BANCORP, INC.

                            "GOING-PRIVATE" ANALYSIS

                                TABLE OF CONTENTS

Shareholder Analysis                        Tab 1

Minority Share Valuation Comparables        Tab 2

Pro Forma Capital and Performance Results   Tab 3

Historical Performance Data                 Tab 4

Merchants Bancorp - "Going-Private" Analysis              Austin Associates, LLC

I.   INTRODUCTION & OVERVIEW OF TRANSACTION

Austin Associates, LLC ("Austin") has been retained by Merchants Bancorp, Inc. ("Bancorp") to analyze a possible going-private transaction ("GPT"). The most common reasons for pursuing a GPT include:

- Cost Savings - particularly in light of Sarbanes-Oxley, going-private eliminates certain accounting and legal costs, filing of quarterly and annual reports with the SEC, EDGARization, mailing, management time and other internal costs in connection with certification of financial statements;

- No Corporate Purpose - many companies conclude that there is no real corporate benefit to filing with the SEC in that shareholders can receive sufficient quarterly and annual information through enhanced annual reports and proxy statements;

- Being Out of the Public Eye - less focus on quarterly performance and more emphasis on long-term performance allowing management to concentrate on operations of the company;

- Defensive - private companies are better able to manage the shareholder base (including the type and number of shareholders) thereby preserving the company's independence;

- Leverage Capital - to the extent capital is used to manage the shareholder base, the transaction can assist in improving EPS and ROE levels; funding for the repurchase can be through existing capital or other sources such as the trust preferred market; and,

- Sub-S Option - with expanding flexibility on Sub-S requirements, staying private preserves the option of electing Sub-S at a later date (recent legislation has increased the number of shareholders to 100, allows some IRAs to be shareholders and revises the way generations of shareholders are counted).

In general, to complete a GPT, a company reduces its registered shareholders to less than 300 and then files to deregister from the SEC. Bancorp would not be required to report again to the SEC until such time that the number of shareholders of record exceeds 500. To complete a GPT, a company will typically follow three courses of action: (a) perform a voluntary tender offer to reduce the number of shareholders; (b) perform a reverse-stock split transaction and cash out all shareholders owning less than "X" shares that end up with fractional shares; and/or (c) perform a subsidiary merger and pay cash to all shareholders owning less than "X" shares. The most common and effective method used is: (c) subsidiary merger. Bancorp should consult legal counsel for a more complete understanding of the information described in this paragraph.

Merchants Bancorp - "Going-Private" Analysis              Austin Associates, LLC

In evaluating a GPT, we recommend the following process:

Step 1: STRATEGIC PLAN - as part of a strategic plan, evaluate the pros and cons of being a reporting company.

Step 2: SHAREHOLDER ANALYSIS - analyze the shareholder base to determine how many shareholders would be required to eliminate in order to achieve less than 300 shareholders or some lower threshold.

Step 3: VALUATION AND CAPITAL ANALYSIS - determine the value to be paid for repurchased shares and the amount of capital required to go-private; monitor capital adequacy on a pro forma basis; and identify available outside funding sources, if necessary.

Step 4: FINANCIAL BENEFIT ANALYSIS - determine the financial benefit to the company including estimated cost savings of being a private company, the impact on EPS and ROE, and other shareholder return metrics.

Step 5: LEGAL AND STRUCTURAL ANALYSIS - review all relevant legal and structural considerations to complete the GPT.

For purposes of this report, we assume Step 1 has been completed and will address Steps 2-4. Legal counsel should be retained to address Step 5.

II.  SHAREHOLDER ANALYSIS (STEP 2)

Tab 1 provides a shareholder analysis of Bancorp as of December 31, 2004. The top portion of Table 1.1 stratifies the shareholder base based on seven different levels of holdings. As with most community bank holding companies, a relatively small number of shareholders own a relatively high percentage of the outstanding shares. For Bancorp, 75% of the shares are held by only 84 shareholders (less than 10% of the total number of shareholders - those holding more than 5,000 shares). Ninety-six percent of the shares are held by 280 shareholders (33% of the total number of shareholders - those holding more than 1,000 shares).

The bottom portion of Table 1.1 shows the pro forma impact to the shareholder base assuming five different cut-off points for the repurchase. For example, at the low end of the range (to get below 300 shareholders), Bancorp would eliminate 577 shareholders owning less than 1,000 shares. This would result with Bancorp having 280 shareholders and repurchasing approximately 117,000 shares or 4.4% of the outstanding shares.

At the high end of the selected range, Bancorp would eliminate 671 shareholders owning less than 2,000 shares. Bancorp would end up with 186 shareholders and repurchase approximately 255,000 shares or 9.6% of the outstanding shares.

Merchants Bancorp - "Going-Private" Analysis              Austin Associates, LLC

III. VALUATION AND CAPITAL ANALYSIS (STEP 3)

Tab 2 provides information relating to a potential valuation range of Bancorp stock. This information is intended to provide an estimate of value and is not intended to represent a formal valuation or opinion as to the fairness of this range of values. The exercise of performing a valuation and issuing a fairness opinion will be done at a later date assuming the board pursues a GPT.

Table 2.1 summarizes the range of values of Bancorp stock based on market comparable data in the Midwest and Nation as detailed in Tables 2.2 and 2.3, respectively. Based on selected multiples, Bancorp's stock value is estimated at between $20.20 and $24.60 per share. We also understand that most stock transfers in 2004 occurred at between $20 and $21 per share. Given that in most GPTs, companies pay slight premiums for shares repurchased, we will analyze the transaction at between $22 and $24 per share.

Table 3.1 provides an analysis of the capital impact at a range of shares repurchased and repurchase prices. At the low end of the range, Bancorp would repurchase all shareholders with less than 1,000 shares at $22.00 per share. Total shares repurchased would equal 117,155 resulting in a total repurchase of $2.6 million. Bancorp's consolidated leverage and total risk-based ratio would equal 7.66% and 11.36%, respectively using 12/31/04 information. Both ratios are well above levels required to remain well-capitalized.

At the high end of the range, Bancorp would repurchase all shareholders with less than 2,000 shares at $24.00 per share. Total shares repurchased would equal 255,401 resulting in a total repurchase of $6.1 million. Bancorp's consolidated leverage and total risk-based ratio would equal 6.74% and 10.05%, respectively, using 12/31/04 information.

In summary, we believe that Bancorp could complete a GPT without raising additional capital. However, at the high-end of the repurchase scenario ($6.1 million), Bancorp's capital ratios would approach thresholds that may require the issuance of trust preferred.

Merchants Bancorp - "Going-Private" Analysis              Austin Associates, LLC

IV. FINANCIAL BENEFIT ANALYSIS (STEP 4)

Tables 3.2 and 3.3 provide additional financial information relating to a potential GPT. Table 3.2 presents various financial measurements on a pro forma basis using 2005 budget estimates of Bancorp. Among the findings:

     - Bancorp's capital ratios will remain at well-capitalized levels through 2005

     -    ROE will be enhanced by between 101-291 basis points

     -    EPS will be enhanced by between 5 and 10 percent

     - Book value dilution (by repurchasing shares above book value) will be recovered within 5-7 years

     -    Estimated IRR at between 11-13 percent

These results assume $4.7 million of consolidated net income of Bancorp in 2005, before the GPT; assume $200,000 of pre-tax cost savings from not reporting to the SEC; and, assume $100,000 of costs to complete the GPT.

Table 3.3 presents various financial measurements on a pro forma basis using 2006 earnings for Bancorp. The year 2006 was forecasted to show the impact of fully-realized cost savings from going-private. Among the findings:

     - Bancorp's capital ratios will remain at well-capitalized levels through 2006

     -    ROE will be enhanced by between 129-299 basis points

     -    EPS will be enhanced by between 8 and 13 percent

     - Book value dilution (by repurchasing shares above book value) will be recovered within 3-5 years

     -    Estimated IRR at between 14-19 percent

These results assume $5.0 million of consolidated net income of Bancorp in 2006, before the GPT; and, assume $300,000 of pre-tax cost savings from not reporting to the SEC.

In summary, Bancorp will realize reasonable and in some scenarios, significant financial benefits from going-private that will accrue to remaining shareholders. Over 10 years it is estimated that Bancorp will save an estimated $2.0 million in after-tax costs from the SEC which represents almost 6.5% of Bancorp's current equity capital.

Merchants Bancorp - "Going-Private" Analysis              Austin Associates, LLC

V.   CONCLUSIONS

In conclusion, the analysis indicates that Bancorp has the financial capacity to fund a GPT without any additional capital. Bancorp would still have access to the trust preferred market to fund future growth or acquisition opportunities. In addition, the pro forma financial results indicate reasonable financial benefits would accrue to remaining shareholders, even at the high-end of the repurchase range scenarios. In reaching a conclusion, the Board should carefully review these results with the company's overall strategic plan. Finally, the Board should consult legal counsel prior to reaching a decision on a GPT.

Merchants Bancorp - "Going-Private" Analysis              Austin Associates, LLC

TABLE 2.1
MERCHANTS BANCORP, INC.
GUIDELINE TRANSACTIONS - KEY HIGHLIGHTS
MINORITY SHARE PRICING
--------------------------------------------------------------------------------

MINORITY SHARE DATA

                                                SELECTED
                                               PEER GROUPS
                                       --------------------------    COMPANY'S (1)
                                       MIDWEST (2)   NATIONAL (3)         LTM
                                          MEDIAN        MEDIAN        PERFORMANCE
                                       -----------   ------------   --------------
PERFORMANCE
   Total Assets                         $336,147      $367,712         $364,574
   Tg Equity/Assets Ratio                   8.38%         8.51%            8.44%
   LTM Core EPS Growth                       5.5%         11.3%            28.1%
   LTM Core ROAA                            1.11%         1.20%            1.29%
   LTM Core ROAE                           12.80%        14.22%           15.49%
   LTM Efficiency Ratio                    59.81%        59.61%           52.36%
   Nonperforming Assets/Assets Ratio        0.59%         0.41%            0.61%

                                                                    RANGE OF SELECTED MULTIPLES
                                                                    ---------------------------
STOCK PRICE MULTIPLES
   Price/Tangible Book                       175%          215%             175%      200%
   Price/Earnings                           14.8          16.7             13.0      15.0

VALUATION RESULTS

                           PRICE/ TG. BOOK        PRICE/LTM CORE
                               APPROACH          EPS (1) APPROACH
                          -----------------   ---------------------
Company Per Share Data     $11.54                $ 1.64
Selected Multiple Range       175%      200%       13.0        15.0
INDICATION OF VALUE        $20.20    $23.08      $21.32      $24.60

(1)  Financial performance based on stated net income of $4.6 million in 2004.

(2)  Refer to Table 2.2

(3)  Refer to Table 2.3

TABLE 2.2
SELECTIVE PUBLICLY TRADED BANKS IN THE MIDWEST
WITH ASSETS BETWEEN $250 MILLION - $500 MILLION
--------------------------------------------------------------------------------

ADDITIONAL CRITERIA:
LTM CORE ROAA > 0.75% - 2.00%, LTM CORE ROAE > 10.0%, AND TG EQUITY/ASSETS 7.0% - 10.0%

                                                                          FINANCIAL PERFORMANCE
                                                    -----------------------------------------------------------------
                                                       MRQ        MRQ        LTM     LTM     LTM      LTM       MRQ
                                                      TOTAL   TG EQUITY/  CORE EPS   CORE   CORE  EFFICIENCY   NPAS/
                                                     ASSETS    TG ASSETS   GROWTH    ROAA   ROAE     RATIO     ASSETS
         COMPANY NAME                CITY       ST   ($000)       (%)        (%)     (%)    (%)       (%)       (%)
-----------------------------  ---------------  --  --------  ----------  --------  -----  -----  ----------  -------
 1  FNBH Bancorp Inc.          Howell           MI  $457,000     9.63%       2.8%   1.36%  13.99%   57.46%       NA
 2  PSB Holdings Inc.          Wausau           WI  $454,974     7.49%     -18.7%   0.87%  11.36%   59.47%     0.62%
 3  Farmers Bancorp            Frankfort        IN  $450,929     8.20%        NA    0.86%  11.17%   61.43%     1.22%
 4  Mid-Wisconsin Financial    Medford          WI  $391,686     8.82%       6.1%   1.16%  12.99%   56.94%     0.47%
 5  Heartland Banccorp         Gahanna          OH  $366,733     8.31%       7.5%   1.14%  13.78%   66.47%     0.93%
 6  Citizens National Corp     Paintsville      KY  $337,692     7.35%        NA    1.03%  12.64%   66.03%     0.24%
 7  Pavilion Bancorp Inc.      Adrian           MI  $334,601     8.40%     -16.2%   0.88%  10.35%   74.72%     0.55%
 8  Southern Missouri Bancorp  Poplar Bluff     MO  $326,756     7.50%       5.5%   0.94%  10.95%   55.43%       NA
 9  F.S. Bancorp               LaGrange         IN  $325,637     9.37%        NA    1.27%  13.72%   57.17%     0.12%
10  Southern Michigan Bancorp  Coldwater        MI  $313,012     8.36%      27.2%   1.08%  12.96%   71.61%       NA
11  Middlefield Banc Corp.     Middlefield      OH  $291,214     8.82%      17.4%   1.19%  13.62%   58.83%       NA
12  Futura Banc Corp.          Urbana           OH  $279,827     9.94%      -9.7%   1.18%  11.91%   60.14%     1.63%

                                   AVERAGE          $360,838     8.52%       2.4%   1.08%  12.45%   62.14%     0.72%
                                   MEDIAN           $336,147     8.38%       5.5%   1.11%  12.80%   59.81%     0.59%
                                   25TH PERCENTILE  $322,481     8.03%      -9.7%   0.93%  11.31%   57.39%     0.41%
                                   75TH PERCENTILE  $406,497     8.96%       7.5%   1.18%  13.65%   66.14%     1.00%

MERCHANTS BANCORP (1)                               $364,574     8.44%      28.1%   1.29%  15.49%   52.36%     0.61%

                                                                           STOCK PERFORMANCE
                                                    ---------------------------------------------------------------
                                                              1-YEAR                    PRICE/   1-YEAR
                                                    02/09/05   PRICE  PRICE/   PRICE/     LTM    AVERAGE   MONTHLY
                                                     CLOSING  CHANGE   BOOK   TG BOOK  CORE EPS  MONTHLY    VOLUME
         COMPANY NAME                CITY       ST    PRICE     (%)     (%)     (%)       (X)     VOLUME  TO SHARES
-----------------------------  ---------------  --  --------  ------  ------  -------  --------  -------  ---------
 1  FNBH Bancorp Inc.          Howell           MI   $30.00    11.5%   207%     207%     15.7      5,830    0.18%
 2  PSB Holdings Inc.          Wausau           WI   $32.05    -8.4%   164%     164%     14.8     14,806    0.86%
 3  Farmers Bancorp            Frankfort        IN   $52.50     2.1%   148%     148%       NA     11,594    1.11%
 4  Mid-Wisconsin Financial    Medford          WI   $35.50    20.3%   171%     174%     13.7      6,490    0.39%
 5  Heartland Banccorp         Gahanna          OH   $42.00     7.4%   197%     200%     16.7      7,766    0.54%
 6  Citizens National Corp     Paintsville      KY   $55.00    10.6%   103%     118%       NA         --    0.00%
 7  Pavilion Bancorp Inc.      Adrian           MI   $59.00    12.4%   177%     177%     17.6      7,656    0.91%
 8  Southern Missouri Bancorp  Poplar Bluff     MO   $17.25    14.9%   142%     157%     13.8     17,600    0.79%
 9  F.S. Bancorp               LaGrange         IN   $52.50     8.3%   193%     193%       NA        198    0.02%
10  Southern Michigan Bancorp  Coldwater        MI   $26.75    21.6%   183%     187%     14.3     15,070    0.82%
11  Middlefield Banc Corp.     Middlefield      OH   $38.50    28.3%   200%     200%     15.0         --    0.00%
12  Futura Banc Corp.          Urbana           OH   $20.50   -12.2%   164%     165%     14.6      1,012    0.05%

                                   AVERAGE                      9.7%   171%     174%     15.1      7,335    0.47%
                                   MEDIAN                      11.0%   174%     175%     14.8      7,073    0.46%
                                   25TH PERCENTILE              6.1%   160%     162%     14.3        809    0.04%
                                   75TH PERCENTILE             16.3%   194%     195%     15.7     12,397    0.83%

MERCHANTS BANCORP (1)

(1)  Financial performance based on stated net income of $4.6 million in 2004.

TABLE 2.3
SELECTIVE PUBLICLY TRADED BANKS IN THE NATION
WITH ASSETS BETWEEN $250 MILLION - $500 MILLION
--------------------------------------------------------------------------------

ADDITIONAL CRITERIA:
LTM CORE ROAA > 1.10% - 2.00%, LTM CORE ROAE 12.0% - 20.0%, AND TG EQUITY/ASSETS 7.0% - 10.0%

                                                                           FINANCIAL PERFORMANCE
                                                      ---------------------------------------------------------------
                                                         MRQ        MRQ        LTM     LTM   LTM       LTM       MRQ
                                                        TOTAL   TG EQUITY/  CORE EPS  CORE   CORE  EFFICIENCY   NPAS/
                                                       ASSETS    TG ASSETS   GROWTH   ROAA   ROAE     RATIO    ASSETS
         COMPANY NAME           CITY             ST    ($000)       (%)       (%)      (%)    (%)      (%)       (%)
------------------------------  -------------    ---  --------  ----------  --------  ----  -----  ----------  ------
 1 1st Constitution Bancorp     Cranbury         NJ   $335,830     7.89%      19.7%   1.21% 15.47%   59.93%     0.33%
 2 Bank of Commerce Holdings    Redding          CA   $438,545     8.28%      15.6%   1.22% 15.37%   54.83%     0.54%
 3 Central Virginia Bankshares  Powhatan         VA   $379,276     8.18%      11.3%   1.13% 14.12%   60.85%     0.26%
 4 Community First Bancorp      Walhalla         SC   $290,118     8.71%      15.6%   1.16% 14.31%   47.57%     0.54%
 5 Community Valley Bancorp     Chico            CA   $449,675     7.89%       4.2%   1.34% 17.21%   62.04%     0.02%
 6 Delmar Bancorp               Delmar           MD   $251,678     8.17%        NA    1.17% 13.49%   60.89%     0.62%
 7 Desert Community Bank        Victorville      CA   $471,226     8.83%      24.9%   1.12% 12.31%   64.71%       NA
 8 Dimeco Inc.                  Honesdale        PA   $325,721     8.95%      -0.9%   1.24% 13.50%   52.85%       NA
 9 Eagle Financial Services     Berryville       VA   $397,583     7.78%      10.5%   1.18% 14.85%   63.34%     0.05%
10 F.S. Bancorp                 LaGrange         IN   $325,637     9.37%        NA    1.27% 13.72%   57.17%     0.12%
11 Fauquier Bankshares Inc.     Warrenton        VA   $429,075     7.15%      18.8%   1.22% 16.92%   65.55%       NA
12 First South Bancorp Inc.     Spartanburg      SC   $287,050     9.13%      59.5%   1.12% 14.82%   53.86%     0.35%
13 Four Oaks Fincorp Inc.       Four Oaks        NC   $398,500     9.30%      58.0%   1.17% 12.37%   58.28%       NA
14 Georgia-Carolina Bancshares  Augusta          GA   $305,088     7.99%     -33.2%   1.25% 15.67%   70.52%     0.58%
15 Heartland Banccorp           Gahanna          OH   $366,733     8.31%       7.5%   1.14% 13.78%   66.47%     0.93%
16 Honat Bancorp                Honesdale        PA   $339,164     9.45%        NA    1.34% 14.83%   52.94%     0.99%
17 Idaho Independent Bank       Coeur D'Alene    ID   $387,005     9.84%      -6.1%   1.22% 12.71%   64.99%     0.21%
18 Merrill Merchants Bncshs     Bangor           ME   $368,690     8.23%      11.1%   1.33% 15.71%   59.29%       NA
19 Middlefield Banc Corp.       Middlefield      OH   $291,214     8.82%      17.4%   1.19% 13.62%   58.83%       NA
20 Mid-Wisconsin Financial      Medford          WI   $391,686     8.82%       6.1%   1.16% 12.99%   56.94%     0.47%

                                    AVERAGE           $361,475     8.55%      14.1%   1.21% 14.39%   59.59%     0.43%
                                    MEDIAN            $367,712     8.51%      11.3%   1.20% 14.22%   59.61%     0.41%
                                    25TH PERCENTILE   $320,500     8.13%       6.1%   1.16% 13.50%   56.41%     0.22%
                                    75TH PERCENTILE   $397,812     9.00%      18.8%   1.24% 15.40%   63.68%     0.57%

MERCHANTS BANCORP (1)                                 $364,574     8.44%      28.1%   1.29% 15.49%   52.36%     0.61%

                                                                              STOCK PERFORMANCE
                                                      ----------------------------------------------------------------
                                                                1-YEAR                      PRICE/   1-YEAR
                                                      02/09/05   PRICE  PRICE/   PRICE/      LTM    AVERAGE   MONTHLY
                                                       CLOSING  CHANGE   BOOK   TG BOOK   CORE EPS  MONTHLY    VOLUME
         COMPANY NAME           CITY             ST     PRICE     (%)     (%)     (%)        (X)     VOLUME  TO SHARES
------------------------------  ---------------  ---  --------  ------  ------  --------  --------  -------  ---------
 1 1st Constitution Bancorp     Cranbury         NJ    $ 40.68    31.1%  251%     251%       18.1    69,762    4.22%
 2 Bank of Commerce Holdings    Redding          CA    $ 10.61    21.3%  256%     258%       18.6    62,150    0.73%
 3 Central Virginia Bankshares  Powhatan         VA    $ 29.00     1.2%  209%     210%       15.9    19,470    0.86%
 4 Community First Bancorp      Walhalla         SC    $ 18.50    19.7%  194%     194%       15.4       352    0.01%
 5 Community Valley Bancorp     Chico            CA    $ 28.75    11.9%  303%     303%       19.4    12,364    0.34%
 6 Delmar Bancorp               Delmar           MD    $ 23.50    26.7%  206%     214%         NA     4,488    0.24%
 7 Desert Community Bank        Victorville      CA    $ 27.10    21.9%  187%     187%       15.9   107,162    3.64%
 8 Dimeco Inc.                  Honesdale        PA    $ 38.25    -8.9%  200%     200%       15.8    14,454    0.93%
 9 Eagle Financial Services     Berryville       VA    $ 44.84    -9.9%  217%     218%       15.6    17,006    1.13%
10 F.S. Bancorp                 LaGrange         IN    $ 52.50     8.3%  193%     193%         NA       198    0.02%
11 Fauquier Bankshares Inc.     Warrenton        VA    $ 24.79     1.6%  264%     264%       17.5    27,874    0.82%
12 First South Bancorp Inc.     Spartanburg      SC    $ 33.00    46.7%  212%     212%       17.8     3,014    0.18%
13 Four Oaks Fincorp Inc.       Four Oaks        NC    $ 23.50    33.5%  217%     217%       18.4     7,810    0.23%
14 Georgia-Carolina Bancshares  Augusta          GA    $ 20.15   -10.4%  219%     219%       16.7    40,238    1.52%
15 Heartland Banccorp           Gahanna          OH    $ 42.00     7.4%  197%     200%       16.7     7,766    0.54%
16 Honat Bancorp                Honesdale        PA    $325.00    41.3%  267%     267%         NA     1,100    0.42%
17 Idaho Independent Bank       Coeur D'Alene    ID    $ 32.05    -0.6%  215%     215%       19.1    25,168    0.98%
18 Merrill Merchants Bncshs     Bangor           ME    $ 24.70     1.4%  263%     267%       17.5    67,298    2.01%
19 Middlefield Banc Corp.       Middlefield      OH    $ 38.50    28.3%  200%     200%       15.0        --    0.00%
20 Mid-Wisconsin Financial      Medford          WI    $ 35.50    20.3%  171%     174%       13.7     6,490    0.39%

                                    AVERAGE                       14.6%  222%     223%       16.9    24,708    0.96%
                                    MEDIAN                        15.8%  213%     215%       16.7    13,409    0.63%
                                    25TH PERCENTILE                1.3%  199%     200%       15.8     4,120    0.24%
                                    75TH PERCENTILE               27.1%  252%     253%       18.1    30,965    1.02%
MERCHANTS BANCORP (1)

(1)  Financial performance based on stated net income of $4.6 million in 2004.

TABLE 3.1
MERCHANTS BANCORP, INC.                           2004 PROFORMA CAPITAL ANALYSIS
GOING-PRIVATE SCENARIOS ($000)
--------------------------------------------------------------------------------

                                                  ELIMINATE SHAREHOLDERS WITH LESS THAN:
                                     ---------------------------------------------------------------
                                         1,000 SHARES          1,500 SHARES          2,000 SHARES
                                     -------------------   -------------------   -------------------
REPURCHASE PRICE PER SHARE (RANGE)   $  22.00   $  24.00   $  22.00   $  24.00   $  22.00   $  24.00
% REPURCHASED                            4.39%      4.39%      5.68%      5.68%      9.58%      9.58%
# OF SHARES REPURCHASED               117,155    117,155    151,499    151,499    255,401    255,401
TOTAL REPURCHASE                     $  2,577   $  2,812   $  3,333   $  3,636   $  5,619   $  6,130
REMAINING SHAREHOLDERS                    280        280        251        251        186        186
MULTIPLE OF 2004 EPS                     12.4       13.5       12.4       13.5       12.4       13.5
% OF 2004 BOOK VALUE                      191%       208%       191%       208%       191%       208%

                                                     1,000 SHARES          1,500 SHARES          2,000 SHARES
                                        2004     -------------------   -------------------   -------------------
ESTIMATED PRO FORMA                    ACTUAL             2004 PRO FORMA PERFORMANCE FROM GOING-PRIVATE
-------------------                   --------   ---------------------------------------------------------------
Total Assets                          $364,574   $361,997   $361,762   $361,241   $360,938   $358,955   $358,444
Average Assets                        $357,948   $355,371   $355,136   $354,615   $354,312   $352,329   $351,818
Average Assets for Capital Purposes   $364,855   $362,228   $361,989   $361,458   $361,149   $359,128   $358,607
Equity Capital                        $ 30,779   $ 28,202   $ 27,967   $ 27,446   $ 27,143   $ 25,160   $ 24,649
Average Equity                        $ 29,748   $ 27,686   $ 27,452   $ 26,931   $ 26,628   $ 24,645   $ 24,134
Estimated Annual Common Dividends     $  1,867   $  1,785   $  1,785   $  1,761   $  1,761   $  1,688   $  1,688
Dividend Payout Ratio                     39.4%      37.4%      37.5%      37.0%      37.1%      35.7%      35.8%
FASB 115                              $    468   $    468   $    468   $    468   $    468   $    468   $    468
Tier 1 Capital                        $ 30,311   $ 27,734   $ 27,499   $ 26,978   $ 26,675   $ 24,692   $ 24,181
LLR                                   $  2,518   $  2,518   $  2,518   $  2,518   $  2,518   $  2,518   $  2,518
Tier 2 Capital                        $  2,518   $  2,518   $  2,518   $  2,518   $  2,518   $  2,518   $  2,518
Risk-Based Assets                     $266,931   $266,416   $266,369   $266,264   $266,204   $265,807   $265,705
                                      --------   --------   --------   --------   --------   --------   --------
TIER 1 LEVERAGE RATIO                     8.31%      7.66%      7.60%      7.46%      7.39%      6.88%      6.74%
TIER 1 RISK-BASED RATIO                  11.36%     10.41%     10.32%     10.13%     10.02%      9.29%      9.10%
TOTAL RISK-BASED RATIO                   12.30%     11.36%     11.27%     11.08%     10.97%     10.24%     10.05%
                                      --------   --------   --------   --------   --------   --------   --------

TABLE 3.2
MERCHANTS BANCORP, INC.                                            2005 PROFORMA
GOING-PRIVATE SCENARIOS ($000)
--------------------------------------------------------------------------------

                                                  ELIMINATE SHAREHOLDERS WITH LESS THAN:
                                     ---------------------------------------------------------------
                                         1,000 SHARES          1,500 SHARES          2,000 SHARES
                                     -------------------   -------------------   -------------------
REPURCHASE PRICE PER SHARE (RANGE)   $  22.00   $  24.00   $  22.00   $  24.00   $  22.00   $  24.00
% REPURCHASED                            4.39%      4.39%      5.68%      5.68%      9.58%      9.58%
# OF SHARES REPURCHASED               117,155    117,155    151,499    151,499    255,401    255,401
TOTAL REPURCHASE                     $  2,577   $  2,812   $  3,333   $  3,636   $  5,619   $  6,130
REMAINING SHAREHOLDERS                    280        280        251        251        186        186
MULTIPLE OF 2004 EPS                     13.4       14.6       13.4       14.6       13.4       14.6
% OF 2004 BOOK VALUE                      191%       208%       191%       208%       191%       208%

                                                              1,000 SHARES              1,500 SHARES              2,000 SHARES
                                 2004         2005      -----------------------   -----------------------   -----------------------
ESTIMATED PRO FORMA             ACTUAL      PROJECTED                   2005 PRO FORMA PERFORMANCE FROM GOING-PRIVATE
--------------------          ----------   ----------   ---------------------------------------------------------------------------
Total Assets                  $  364,574   $  378,000   $  375,423   $  375,188   $  374,667   $  374,364   $  372,381   $  371,870
Average Assets                $  357,948   $  371,287   $  368,710   $  368,475   $  367,954   $  367,651   $  365,668   $  365,157
Average Assets for Capital
   Purposes                   $  364,855   $  378,451   $  375,824   $  375,585   $  375,054   $  374,745   $  372,724   $  372,203
Equity Capital                $   30,779   $   33,521   $   30,944   $   30,709   $   30,188   $   29,885   $   27,902   $   27,391
Average Equity                $   29,748   $   32,150   $   30,258   $   30,024   $   29,503   $   29,200   $   27,217   $   26,706
Estimated Annual Common
   Dividends                  $    1,867   $    2,000   $    1,912   $    1,912   $    1,886   $    1,886   $    1,808   $    1,808
Dividend Payout Ratio               40.5%        42.2%        40.1%        40.1%        39.7%        39.7%        38.3%        38.4%
FASB 115                      $      468   $      468   $      468   $      468   $      468   $      468   $      468   $      468
Tier 1 Capital                $   30,311   $   33,053   $   30,476   $   30,241   $   29,720   $   29,417   $   27,434   $   26,923
LLR                           $    2,518   $    2,675   $    2,675   $    2,675   $    2,675   $    2,675   $    2,675   $    2,675
Tier 2 Capital                $    2,518   $    2,675   $    2,675   $    2,675   $    2,675   $    2,675   $    2,675   $    2,675
Risk-Based Assets             $  266,931   $  274,738   $  274,222   $  274,175   $  274,071   $  274,011   $  273,614   $  273,512
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
TIER 1 LEVERAGE RATIO               8.31%        8.73%        8.11%        8.05%        7.92%        7.85%        7.36%        7.23%
TIER 1 RISK-BASED RATIO            11.36%       12.03%       11.11%       11.03%       10.84%       10.74%       10.03%        9.84%
TOTAL RISK-BASED RATIO             12.30%       13.00%       12.09%       12.01%       11.82%       11.71%       11.00%       10.82%
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Return on Average Assets            1.29%        1.28%        1.29%        1.29%        1.29%        1.29%        1.29%        1.29%
Annual Net Income/Estimated
   Net Income (1, 2)          $    4,607   $    4,742   $    4,768   $    4,765   $    4,757   $    4,752   $    4,723   $    4,715
   % Change from Baseline                                     0.56%        0.48%        0.32%        0.22%       -0.41%       -0.57%
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
RETURN ON AVERAGE EQUITY           15.49%       14.75%       15.76%       15.87%       16.12%       16.28%       17.35%       17.66%
                              ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Basis Point Change in ROAE                                     101          112          137          153          260          291

Annual Earnings Per Share     $     1.64   $     1.78   $     1.87   $     1.87   $     1.89   $     1.89   $     1.96   $     1.96
                                                        ----------   ----------   ----------   ----------   ----------   ----------
   % CHANGE FROM BASELINE                                     5.18%        5.10%        6.36%        6.26%       10.14%        9.96%
                                                        ----------   ----------   ----------   ----------   ----------   ----------

Book Value Per Share          $    11.54   $    12.57   $    12.14   $    12.05   $    12.00   $    11.88   $    11.57   $    11.36
   % Change from Baseline                                    -3.45%       -4.18%       -4.52%       -5.48%       -7.95%       -9.63%
                                                        ----------   ----------   ----------   ----------   ----------   ----------
   YEARS TO RECOVER BOOK
      DILUTION                                                 4.7          5.8          5.0          6.2          5.5          6.8
                                                        ----------   ----------   ----------   ----------   ----------   ----------

Annual Dividends Per Share    $     0.70   $     0.75   $     0.75   $     0.75   $     0.75   $     0.75   $     0.75   $     0.75

Estimated Shares
   Outstanding (End)           2,666,650    2,666,650    2,549,495    2,549,495    2,515,151    2,515,151    2,411,249    2,411,249
Estimated Average Shares
   (Diluted)                   2,805,825    2,666,650    2,549,495    2,549,495    2,515,151    2,515,151    2,411,249    2,411,249

                                                        ----------   ----------   ----------   ----------   ----------   ----------
ESTIMATED INTERNAL RATE OF
   RETURN                                                     13.1%        12.2%        12.5%        11.7%        11.7%        11.0%
                                                        ----------   ----------   ----------   ----------   ----------   ----------

(1) 2005 net income based on budgeted net income of $4,742,000; SEC/SOX cost savings of $200,000; and, total costs to go-private of $100,000 (net pre-tax cost savings of $100,000).

(2)  Opportunity Cost on Repurchase estimated at 2.50% pre-tax.

TABLE 3.3
MERCHANTS BANCORP, INC.                                            2006 PROFORMA
GOING-PRIVATE SCENARIOS ($000)
--------------------------------------------------------------------------------

                                                  ELIMINATE SHAREHOLDERS WITH LESS THAN:
                                     ---------------------------------------------------------------
                                         1,000 SHARES          1,500 SHARES          2,000 SHARES
                                     -------------------   -------------------   -------------------
REPURCHASE PRICE PER SHARE (RANGE)   $  22.00   $  24.00   $  22.00   $  24.00   $  22.00   $  24.00
% REPURCHASED                            4.39%      4.39%      5.68%      5.68%      9.58%      9.58%
# OF SHARES REPURCHASED               117,155    117,155    151,499    151,499    255,401    255,401
TOTAL REPURCHASE                     $  2,577   $  2,812   $  3,333   $  3,636   $  5,619   $  6,130
REMAINING SHAREHOLDERS                    280        280        251        251        186        186
MULTIPLE OF 2004 EPS                     13.4       14.6       13.4       14.6       13.4       14.6
% OF 2004 BOOK VALUE                      191%       208%       191%       208%       191%       208%

                                                         1,000 SHARES              1,500 SHARES              2,000 SHARES
                                         2006      -----------------------   -----------------------   -----------------------
ESTIMATED PRO FORMA                    PROJECTED                  2006 PRO FORMA PERFORMANCE FROM GOING-PRIVATE
-------------------                   ----------   ---------------------------------------------------------------------------
Total Assets                          $  400,000   $  397,423   $  397,188   $  396,667   $  396,364   $  394,381   $  393,870
Average Assets                        $  389,000   $  386,423   $  386,188   $  385,667   $  385,364   $  383,381   $  382,870
Average Assets for Capital Purposes   $  396,506   $  393,879   $  393,640   $  393,109   $  392,800   $  390,779   $  390,258
Equity Capital                        $   36,321   $   33,744   $   33,509   $   32,988   $   32,685   $   30,702   $   30,191
Average Equity                        $   34,921   $   33,044   $   32,809   $   32,288   $   31,985   $   30,002   $   29,491
Estimated Annual Common Dividends     $    2,200   $    2,103   $    2,103   $    2,075   $    2,075   $    1,989   $    1,989
Dividend Payout Ratio                       44.0%        40.8%        40.8%        40.3%        40.4%        38.9%        39.0%
FASB 115                              $      468   $      468   $      468   $      468   $      468   $      468   $      468
Tier 1 Capital                        $   35,853   $   33,276   $   33,041   $   32,520   $   32,217   $   30,234   $   29,723
LLR                                   $    2,750   $    2,750   $    2,750   $    2,750   $    2,750   $    2,750   $    2,750
Tier 2 Capital                        $    2,750   $    2,750   $    2,750   $    2,750   $    2,750   $    2,750   $    2,750
Risk-Based Assets                     $  290,728   $  290,212   $  290,165   $  290,061   $  290,001   $  289,604   $  289,502
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
TIER 1 LEVERAGE RATIO                       9.04%        8.45%        8.39%        8.27%        8.20%        7.74%        7.62%
TIER 1 RISK-BASED RATIO                    12.33%       11.47%       11.39%       11.21%       11.11%       10.44%       10.27%
TOTAL RISK-BASED RATIO                     13.28%       12.41%       12.33%       12.16%       12.06%       11.39%       11.22%
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
Return on Average Assets                    1.29%        1.33%        1.33%        1.33%        1.33%        1.33%        1.33%
Annual Net Income/Estimated Net
   Income (1,2)                       $    5,000   $    5,156   $    5,153   $    5,145   $    5,140   $    5,111   $    5,103
   % Change from Baseline                                3.13%        3.06%        2.90%        2.81%        2.21%        2.06%
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
RETURN ON AVERAGE EQUITY                   14.32%       15.60%       15.71%       15.93%       16.07%       17.03%       17.30%
                                      ----------   ----------   ----------   ----------   ----------   ----------   ----------
Basis Point Change in ROAE                                129          139          162          175          272          299
Annual Earnings Per Share             $     1.88   $     2.02   $     2.02   $     2.05   $     2.04   $     2.12   $     2.12
                                                   ----------   ----------   ----------   ----------   ----------   ----------
   % CHANGE FROM BASELINE                                7.87%        7.79%        9.10%        9.00%       13.04%       12.87%
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Book Value Per Share                  $    13.62   $    13.24   $    13.14   $    13.12   $    13.00   $    12.73   $    12.52
   % Change from Baseline                              -2.83%       -3.50%       -3.71%       -4.59%       -6.52%       -8.07%
                                                   ----------   ----------   ----------   ----------   ----------   ----------
   YEARS TO RECOVER BOOK DILUTION                         2.6          3.3          3.0          3.7          3.6          4.6
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Annual Dividends Per Share            $     0.83   $     0.83   $     0.83   $     0.83   $     0.83   $     0.83   $     0.83
Estimated Shares Outstanding (End)     2,666,650    2,549,495    2,549,495    2,515,151    2,515,151    2,411,249    2,411,249
Estimated Average Shares (Diluted)     2,666,650    2,549,495    2,549,495    2,515,151    2,515,151    2,411,249    2,411,249
                                                   ----------   ----------   ----------   ----------   ----------   ----------
ESTIMATED INTERNAL RATE OF RETURN                        18.6%        17.2%        16.9%        15.7%        14.5%        13.5%
                                                   ----------   ----------   ----------   ----------   ----------   ----------

(1) 2006 net income includes estimated net income of $5.0 million; and SEC/SOX cost savings of $300,000 (pre-tax).

(2)  Opportunity Cost on Repurchase estimated at 2.50% pre-tax.

TABLE 4.1
MERCHANTS BANCORP, INCORPORATED
SUMMARY HISTORICAL ANALYSIS ($000)
--------------------------------------------------------------------------------

PERIOD END FINANCIAL DATA:             1999Y        2000Y        2001Y        2002Y        2003Y        2004Y
--------------------------          ----------   ----------   ----------   ----------   ----------   ----------
TOTAL ASSETS                        $  247,081   $  279,183   $  305,401   $  319,654   $  353,729   $  364,574
ASSET GROWTH                               8.3%        13.0%         9.4%         4.7%        10.7%         3.1%
TOTAL LOANS                         $  187,089   $  222,432   $  223,727   $  248,277   $  288,657   $  294,610
TOTAL DEPOSITS                      $  215,835   $  233,860   $  259,288   $  261,092   $  267,916   $  284,117
LOAN/DEPOSIT RATIO                        86.7%        95.1%        86.3%        95.1%       107.7%       103.7%
LOAN LOSS RESERVE                   $    1,905   $    1,911   $    1,960   $    2,105   $    2,432   $    2,518
LOAN LOSS RESERVE/TOTAL LOANS             1.02%        0.86%        0.88%        0.85%        0.84%        0.85%
INTANGIBLE ASSETS                   $        0   $        0   $        0   $        0   $        0   $        0
TRUST PREFERRED SECURITIES          $        0   $        0   $        0   $        0   $        0   $        0
TOTAL SHAREHOLDERS' EQUITY          $   23,580   $   27,110   $   30,233   $   33,508   $   28,227   $   30,779
STATED NET INCOME                   $    3,776   $    4,200   $    4,405   $    4,776   $    3,791   $    4,607
NONPERFORMING ASSETS                $      762   $    1,029   $    2,074   $    1,846   $    3,264   $    2,220
NONPERFORMING ASSETS/TOTAL ASSETS         0.31%        0.37%        0.68%        0.58%        0.92%        0.61%

RATIOS:

RETURN ON AVERAGE ASSETS                  1.60%        1.59%        1.53%        1.55%        1.11%        1.29%
RETURN ON AVERAGE EQUITY                 16.38%       16.54%       15.27%       15.03%       11.77%       15.49%
TOTAL EQUITY TO ASSETS                    9.54%        9.71%        9.90%       10.48%        7.98%        8.44%
DIVIDEND PAYOUT RATIO                     33.1%        32.1%        35.4%        37.7%        50.2%        40.5%

PER SHARE SUMMARY:

EARNINGS PER SHARE                  $     1.26   $     1.40   $     1.47   $     1.59   $     1.28   $     1.64
DIVIDENDS PER SHARE                 $     0.42   $     0.45   $     0.52   $     0.60   $     0.65   $     0.70
BOOK VALUE PER SHARE                $     7.86   $     9.04   $    10.08   $    11.17   $     9.58   $    11.54
TANGIBLE BOOK VALUE PER SHARE       $     7.86   $     9.04   $    10.08   $    11.17   $     9.58   $    11.54

OTHER DATA:

COMMON SHARES OUTSTANDING            3,000,000    3,000,000    3,000,000    3,000,000    2,945,000    2,666,650
AVERAGE SHARES OUTSTANDING (2)       3,000,000    3,000,000    3,000,000    3,000,000    2,972,500    2,805,825
COMMON DIVIDENDS PAID               $    1,250   $    1,350   $    1,560   $    1,800   $    1,902   $    1,867

(1)  Core net income adjusts for gains/(losses) on securities transactions.

(2)  Average shares outstanding based on simple average

TABLE 4.2
MERCHANTS BANCORP, INCORPORATED
HISTORICAL PERFORMANCE ($000)
BY YEAR
--------------------------------------------------------------------------------

BALANCE SHEET

                                                  1999Y      2000Y      2001Y      2002Y      2003Y      2004Y
                                                --------   --------   --------   --------   --------   --------
ASSETS

CASH AND DUE FROM BANKS - NONINTEREST BEARING   $ 10,454   $ 10,301   $ 13,527   $ 13,794   $ 13,159   $ 12,486
CASH AND DUE FROM BANKS - INTEREST BEARING      $     26   $     25   $     47   $     59   $    610   $     13
INVESTMENT SECURITIES                           $ 40,661   $ 39,685   $ 38,221   $ 40,012   $ 33,085   $ 31,979
FEDERAL FUNDS SOLD & REPURCHASE AGREEMENTS      $  3,000   $      0   $ 16,600   $  8,350   $  8,625   $ 16,225
REAL ESTATE LOANS (INCLUDING COMMERCIAL RE)     $137,222   $163,637   $163,181   $181,256   $221,827   $231,585
   COMMERCIAL RE                                $ 31,637   $ 36,049   $ 37,909   $ 46,555   $ 51,461   $ 52,997
COMMERCIAL & INDUSTRIAL LOANS                   $ 19,501   $ 23,665   $ 24,740   $ 25,794   $ 25,165   $ 26,350
INSTALLMENT LOANS                               $ 20,888   $ 23,811   $ 23,650   $ 25,817   $ 27,827   $ 25,085
AGRICULTURAL LOANS                              $  8,818   $  8,565   $  9,579   $ 12,556   $ 11,057   $  9,005
ALL OTHER LOANS                                 $    599   $  2,742   $  2,577   $  2,854   $  2,781   $  2,585
LESS: UNEARNED INCOME                           $     61   $     12   $      0   $      0   $      0   $      0
                                                --------   --------   --------   --------   --------   --------
TOTAL LOANS (NET OF UNEARNED INCOME)            $187,089   $222,432   $223,727   $248,277   $288,657   $294,610
LESS: LOAN LOSS RESERVE                         $  1,905   $  1,911   $  1,960   $  2,105   $  2,432   $  2,518
                                                --------   --------   --------   --------   --------   --------
NET LOANS                                       $185,184   $220,521   $221,767   $246,172   $286,225   $292,092
PREMISES AND FIXED ASSETS                       $  4,204   $  4,427   $  4,343   $  4,347   $  3,844   $  3,624
OTHER REAL ESTATE OWNED                         $     76   $     42   $     42   $    141   $    358   $  1,040
TOTAL INTANGIBLE ASSETS (INCLUDING MSRS)        $      0   $      0   $      0   $      0   $      0   $      0
   MORTGAGE SERVICING RIGHTS                    $      0   $      0   $      0   $      0   $      0   $      0
INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES      $      0   $      0   $      0   $      0   $      0   $      0
OTHER ASSETS                                    $  3,476   $  4,182   $ 10,854   $  6,779   $  7,823   $  7,115
                                                --------   --------   --------   --------   --------   --------
TOTAL ASSETS                                    $247,081   $279,183   $305,401   $319,654   $353,729   $364,574
                                                ========   ========   ========   ========   ========   ========
LIABILITIES

DEMAND DEPOSITS                                 $ 25,022   $ 26,167   $ 31,220   $ 30,202   $ 31,693   $ 34,834
NOW AND OTHER                                   $ 44,161   $ 46,207   $ 59,012   $ 63,755   $ 64,645   $ 63,486
                                                --------   --------   --------   --------   --------   --------
TOTAL TRANSACTION ACCOUNTS                      $ 69,183   $ 72,374   $ 90,232   $ 93,957   $ 96,338   $ 98,320
MMDA & OTHER SAVINGS DEPOSITS                   $ 23,003   $ 23,377   $ 26,969   $ 38,003   $ 43,810   $ 46,393
TIME DEPOSITS < $100,000                        $ 94,854   $108,742   $111,469   $101,836   $ 97,969   $105,110
TIME DEPOSITS > $100,000                        $ 28,795   $ 29,367   $ 30,618   $ 27,296   $ 29,799   $ 34,294
                                                --------   --------   --------   --------   --------   --------
TOTAL DEPOSITS                                  $215,835   $233,860   $259,288   $261,092   $267,916   $284,117
FED. FUNDS PURCHASED & REPURCHASE AGREEMENTS    $  2,422   $  8,933   $  4,744   $  4,998   $  5,300   $  6,658
OTHER BORROWED MONEY                            $  4,000   $  7,000   $  8,993   $ 17,470   $ 43,706   $ 39,920
SUBORDINATED NOTES AND DEBENTURES               $      0   $      0   $      0   $      0   $      0   $      0
OTHER LIABILITIES                               $  1,244   $  2,280   $  2,143   $  2,586   $  8,580   $  3,100
                                                --------   --------   --------   --------   --------   --------
TOTAL LIABILITIES                               $223,501   $252,073   $275,168   $286,146   $325,502   $333,795

MINORITY INTEREST                               $      0   $      0   $      0   $      0   $      0   $      0

STOCKHOLDERS' EQUITY

PREFERRED STOCK                                 $      0   $      0   $      0   $      0   $      0   $      0
COMMON STOCK - PAR VALUE                        $  2,000   $  2,000   $  2,000   $  2,000   $  2,000   $  2,000
COMMON STOCK - SURPLUS                          $  2,000   $  2,000   $  2,000   $  2,000   $  2,000   $  8,000
UNDIVIDED PROFITS AND RESERVES                  $ 20,011   $ 22,861   $ 25,706   $ 28,682   $ 30,571   $ 27,311
ACCUMULATED OTHER COMPREHENSIVE INCOME (1)         ($431)  $    249   $    527   $    826   $    656   $    468
OTHER EQUITY CAPITAL COMPONENTS                 $      0   $      0   $      0   $      0    ($7,000)   ($7,000)
                                                --------   --------   --------   --------   --------   --------
TOTAL EQUITY                                    $ 23,580   $ 27,110   $ 30,233   $ 33,508   $ 28,227   $ 30,779
                                                --------   --------   --------   --------   --------   --------
TOTAL LIAB. AND STOCKHOLDERS' EQUITY            $247,081   $279,183   $305,401   $319,654   $353,729   $364,574
                                                ========   ========   ========   ========   ========   ========

(1) Includes net unrealized gains/(losses) on cash flow hedges, foreign currency translation adjustments, and minimum pension liability adjustments.

TABLE 4.3
MERCHANTS BANCORP, INCORPORATED
HISTORICAL PERFORMANCE ($000)
BY YEAR
--------------------------------------------------------------------------------

INCOME STATEMENT                                1999Y     2000Y     2001Y     2002Y     2003Y     2004Y
----------------                               -------   -------   -------   -------   -------   -------
INTEREST AND FEE INCOME ON LOANS & LEASES      $15,486   $18,891   $20,000   $18,478   $18,413   $18,395
BALANCES DUE FROM DEPOSITORY INSTITUTIONS      $     1   $     1   $     5   $     4   $     3   $     9
INTEREST/DIVIDEND INCOME ON SECURITIES         $ 2,083   $ 2,309   $ 2,089   $ 2,170   $ 1,606   $ 1,507
TRADING ACCOUNTS                               $     0   $     0   $     0   $     0   $     0   $     0
INTEREST INCOME ON FEDERAL FUNDS SOLD          $   537   $    98   $   204   $    92   $   157   $   166
OTHER INTEREST INCOME                          $     0   $     0   $   133   $   121   $   131   $   192
                                               -------   -------   -------   -------   -------   -------
TOTAL INTEREST INCOME                          $18,107   $21,299   $22,431   $20,865   $20,310   $20,269

INTEREST ON DEPOSITS                           $ 7,524   $ 9,801   $10,130   $ 6,837   $ 5,138   $ 5,052
INTEREST EXPENSE ON FEDERAL FUNDS PURCHASED    $   169   $   247   $   218   $   154   $   140   $   160
INTEREST EXPENSE ON BORROWED FUNDS             $   396   $   347   $   445   $   902   $ 1,446   $ 1,726
INTEREST EXPENSE ON SUBORDINATED DEBT          $     0   $     0   $     0   $     0   $     0   $    34
OTHER INTEREST EXPENSE                         $     0   $     0   $     0   $     0   $     0   $     0
                                               -------   -------   -------   -------   -------   -------
TOTAL INTEREST EXPENSE                         $ 8,089   $10,395   $10,793   $ 7,893   $ 6,724   $ 6,972
                                               -------   -------   -------   -------   -------   -------
NET INTEREST INCOME                            $10,018   $10,904   $11,638   $12,972   $13,586   $13,297

LOAN LOSS PROVISION                            $   130   $   177   $   177   $   436   $ 2,907   $   676
                                               -------   -------   -------   -------   -------   -------
NET INTEREST INCOME AFTER PROVISION            $ 9,888   $10,727   $11,461   $12,536   $10,679   $12,621

INCOME FROM FIDUCIARY ACTIVITIES               $     0   $     0   $     0   $     0   $     0   $     0
SERVICE CHARGES ON DEPOSIT ACCOUNTS            $   877   $   983   $ 1,135   $ 1,157   $ 1,179   $ 1,174
OTHER OPERATING INCOME                         $   538   $   586   $   337   $   352   $   328   $   696
                                               -------   -------   -------   -------   -------   -------
TOTAL NONINTEREST INCOME                       $ 1,415   $ 1,569   $ 1,472   $ 1,509   $ 1,507   $ 1,870

SALARIES AND EMPLOYEE BENEFITS                 $ 3,081   $ 3,283   $ 3,334   $ 3,505   $ 3,195   $ 3,980
OCCUPANCY EXPENSES                             $   768   $   843   $   991   $ 1,028   $ 1,114   $   945
INTANGIBLE AMORT. & OTHER OPERATING EXPENSES   $ 1,916   $ 2,007   $ 2,251   $ 2,574   $ 2,604   $ 3,017
   INTANGIBLE AMORTIZATION EXPENSE                  NA        NA   $     0   $     0   $     0   $     0
                                               -------   -------   -------   -------   -------   -------
TOTAL NONINTEREST EXPENSE                      $ 5,765   $ 6,133   $ 6,576   $ 7,107   $ 6,913   $ 7,942
                                               -------   -------   -------   -------   -------   -------
SUBTOTAL                                       $ 5,538   $ 6,163   $ 6,357   $ 6,938   $ 5,273   $ 6,549

SECURITY TRANSACTIONS (GROSS)                  $     3   $     1   $     0   $     0   $     0   $     0
                                               -------   -------   -------   -------   -------   -------
INCOME BEFORE TAXES                            $ 5,541   $ 6,164   $ 6,357   $ 6,938   $ 5,273   $ 6,549

APPLICABLE TAXES                               $ 1,765   $ 1,964   $ 1,952   $ 2,162   $ 1,482   $ 1,942
                                               -------   -------   -------   -------   -------   -------
NET INCOME BEFORE EXTRAORDINARY ITEMS          $ 3,776   $ 4,200   $ 4,405   $ 4,776   $ 3,791   $ 4,607

EXTRAORDINARY ITEMS AND MINORITY INTERESTS     $     0   $     0   $     0   $     0   $     0   $     0
                                               -------   -------   -------   -------   -------   -------
NET INCOME                                     $ 3,776   $ 4,200   $ 4,405   $ 4,776   $ 3,791   $ 4,607
                                               =======   =======   =======   =======   =======   =======
MEMO ITEMS - FROM FRY-9C FILING:

NET INTEREST INCOME - TAXABLE EQUIVALENT       $10,217   $11,134   $11,928   $13,239   $14,144   $13,836

Note: Net Interest Income (TE) from FRY 9-C filings.

TABLE 4.4
MERCHANTS BANCORP, INCORPORATED
HISTORICAL PERFORMANCE ($000)
BY YEAR
--------------------------------------------------------------------------------

                                                        1999Y      2000Y      2001Y      2002Y      2003Y      2004Y
                                                      --------   --------   --------   --------   --------   --------
OTHER FINANCIAL INFORMATION
COMMON DIVIDENDS                                      $  1,250   $  1,350   $  1,560   $  1,800   $  1,902   $  1,867
PREFERRED DIVIDENDS                                   $      0   $      0   $      0   $      0   $      0   $      0
EFFECTIVE TAX RATE                                       31.85%     31.86%     30.71%     31.16%     28.11%     29.65%
FULL-TIME EQUIVALENT EMPLOYEES                              87         85         86         88         90         92

LOAN LOSS RESERVE RECONCILIATION
   BEGINNING OF PERIOD RESERVE                        $  1,911   $  1,905   $  1,911   $  1,960   $  2,105   $  2,432
                                                      --------   --------   --------   --------   --------   --------
   ADD: PROVISION FOR LOAN LOSSES                     $    130   $    177   $    177   $    436   $  2,907   $    676
   LESS: LOSSES CHARGED TO RESERVE                    $    159   $    203   $    182   $    356   $  2,608   $    654
   ADD: RECOVERIES                                    $     23   $     32   $     54   $     65   $     28   $     64
   ADJUSTMENTS                                        $      0   $      0   $      0   $      0   $      0   $      0
                                                      --------   --------   --------   --------   --------   --------
      NET LOAN LOSSES                                 $    136   $    171   $    128   $    291   $  2,580   $    590

   END OF PERIOD RESERVE                              $  1,905   $  1,911   $  1,960   $  2,105   $  2,432   $  2,518

MARKET VALUE OF SECURITIES PORTFOLIO                  $ 40,661   $ 39,685   $ 38,221   $ 40,012   $ 33,085   $ 31,979

NONPERFORMING LOANS
   90+ DAYS PAST DUE AND ACCRUING INTEREST            $    442   $    668   $  1,649   $  1,133   $  1,444   $    452
   NONACCRUAL LOANS                                   $    244   $    319   $    383   $    572   $  1,462   $    728
                                                      --------   --------   --------   --------   --------   --------
      TOTAL NONPERFORMING LOANS                       $    686   $    987   $  2,032   $  1,705   $  2,906   $  1,180
   OTHER REAL ESTATE OWNED                            $     76   $     42   $     42   $    141   $    358   $  1,040
                                                      --------   --------   --------   --------   --------   --------
      TOTAL NONPERFORMING ASSETS                      $    762   $  1,029   $  2,074   $  1,846   $  3,264   $  2,220

EARNINGS AND PROFITABILITY

PERCENT OF AVERAGE ASSETS
   NET INTEREST INCOME (TE)                               4.33%      4.22%      4.15%      4.31%      4.14%      3.87%
   TAX EQUIVALENT ADJUSTMENT                              0.08%      0.09%      0.10%      0.09%      0.16%      0.15%
   NET INTEREST INCOME                                    4.25%      4.13%      4.05%      4.22%      3.97%      3.71%
   PROVISION: LOAN/LEASE LOSSES                           0.06%      0.07%      0.06%      0.14%      0.85%      0.19%
   NET INTEREST INCOME AFTER PROVISION                    4.19%      4.06%      3.99%      4.08%      3.12%      3.53%
   NONINTEREST INCOME                                     0.60%      0.59%      0.51%      0.49%      0.44%      0.52%
   OVERHEAD EXPENSE                                       2.45%      2.32%      2.29%      2.31%      2.02%      2.22%
   SUBTOTAL                                               2.35%      2.34%      2.21%      2.26%      1.54%      1.83%
   SECURITIES GAINS (LOSSES)                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
   INCOME BEFORE TAXES                                    2.35%      2.34%      2.21%      2.26%      1.54%      1.83%
   APPLICABLE INCOME TAXES                                0.75%      0.74%      0.68%      0.70%      0.43%      0.54%
   SUBTOTAL                                               1.60%      1.59%      1.53%      1.55%      1.11%      1.29%
   EXTRAORDINARY ITEMS/MINORITY INTERESTS                 0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
   NET INCOME - ROAA                                      1.60%      1.59%      1.53%      1.55%      1.11%      1.29%
   RETURN ON AVERAGE EQUITY                              16.38%     16.54%     15.27%     15.03%     11.77%     15.49%

MARGIN ANALYSIS
   AVERAGE EARNING ASSETS TO AVERAGE ASSETS              93.64%     95.34%     95.54%     94.05%     93.67%     94.15%
   AVERAGE INT-BEARING DEPOSITS TO AVERAGE ASSETS        76.19%     75.50%     75.78%     74.71%     68.30%     67.82%
   INTEREST INCOME TO AVERAGE EARNING ASSETS              8.20%      8.46%      8.17%      7.22%      6.34%      6.01%
   INTEREST EXPENSE TO AVERAGE EARNING ASSETS             3.66%      4.13%      3.93%      2.73%      2.10%      2.07%
   NET INTEREST INCOME TO AVG. EARNING ASSETS             4.54%      4.33%      4.24%      4.49%      4.24%      3.95%
   NET INTEREST INCOME (FTE) TO AVG. EARNING ASSETS       4.63%      4.42%      4.34%      4.58%      4.42%      4.11%
   AVERAGE ASSETS                                     $235,719   $263,919   $287,505   $307,147   $341,962   $357,948
   AVERAGE EARNING ASSETS                             $220,719   $251,624   $274,688   $288,880   $320,309   $337,002
   AVERAGE EQUITY                                     $ 23,055   $ 25,399   $ 28,839   $ 31,775   $ 32,215   $ 29,748

TABLE 4.5
MERCHANTS BANCORP, INCORPORATED
HISTORICAL PERFORMANCE ($000)
BY YEAR
--------------------------------------------------------------------------------

                                                  1999Y     2000Y    2001Y    2002Y     2003Y     2004Y
                                                 -------   ------   ------   -------   -------   -------
PERCENT OF AVERAGE ASSETS INCOME COMPOSITION
   INCOME FROM FIDUCIARY ACTIVITIES                 0.00%    0.00%    0.00%     0.00%     0.00%     0.00%
   SERVICE CHARGES ON DEPOSIT ACCOUNTS              0.37%    0.37%    0.39%     0.38%     0.34%     0.33%
   OTHER OPERATING INCOME                           0.23%    0.22%    0.12%     0.11%     0.10%     0.19%

   EXPENSE COMPOSITION
   PERSONNEL EXPENSE                                1.31%    1.24%    1.16%     1.14%     0.93%     1.11%
   OCCUPANCY EXPENSE                                0.33%    0.32%    0.34%     0.33%     0.33%     0.26%
   AMORTIZATION & OTHER OPERATING EXPENSE           0.81%    0.76%    0.78%     0.84%     0.76%     0.84%
                                                 -------   ------   ------   -------   -------   -------
   TOTAL OVERHEAD EXPENSE                           2.45%    2.32%    2.29%     2.31%     2.02%     2.22%

   NET OVERHEAD                                     1.85%    1.73%    1.78%     1.82%     1.58%     1.70%
   EFFICIENCY RATIO                                50.42%   49.17%   50.16%    49.08%    45.80%    52.36%

PERSONNEL EXPENSE
   TOTAL ASSETS PER EMPLOYEE                     $ 2,840   $3,285   $3,551   $ 3,632   $ 3,930   $ 3,963
   PERSONNEL EXPENSE PER EMPLOYEE (ANNUALIZED)   $    35   $   39   $   39   $    40   $    36   $    43

INCOME STATEMENT GROWTH RATES (ANNUALIZED)
   NET INTEREST INCOME                              9.82%    8.84%    6.73%    11.46%     4.73%    -2.13%
   NET INTEREST INCOME - TAXABLE EQUIVALENT         9.64%    8.98%    7.13%    10.99%     6.84%    -2.18%
   LOAN LOSS PROVISION EXPENSE                    -58.73%   36.15%    0.00%   146.33%   566.74%   -76.75%
   NONINTEREST INCOME                               9.44%   10.88%   -6.18%     2.51%    -0.13%    24.09%
   OVERHEAD EXPENSE                                14.77%    6.38%    7.22%     8.07%    -2.73%    14.88%
   PRE-TAX INCOME                                   9.14%   11.24%    3.13%     9.14%   -24.00%    24.20%
   NET INCOME                                       7.79%   11.23%    4.88%     8.42%   -20.62%    21.52%

ASSETS, PERCENT OF ASSETS
   REAL ESTATE LOANS                               55.54%   58.61%   53.43%    56.70%    62.71%    63.52%
   COMMERCIAL & INDUSTRIAL LOANS                    7.89%    8.48%    8.10%     8.07%     7.11%     7.23%
   INSTALLMENT LOANS                                8.45%    8.53%    7.74%     8.08%     7.87%     6.88%
   AGRICULTURAL LOANS                               3.57%    3.07%    3.14%     3.93%     3.13%     2.47%
   ALL OTHER LOANS                                  0.24%    0.98%    0.84%     0.89%     0.79%     0.71%
   TOTAL LOANS (NET OF UNEARNED INCOME)            75.72%   79.67%   73.26%    77.67%    81.60%    80.81%
   LESS: LOSS RESERVE                               0.77%    0.68%    0.64%     0.66%     0.69%     0.69%
   NET LOANS AND LEASES                            74.95%   78.99%   72.62%    77.01%    80.92%    80.12%
   INTEREST BEARING BANK BALANCES                   0.01%    0.01%    0.02%     0.02%     0.17%     0.00%
   FEDERAL FUNDS SOLD & RESALES                     1.21%    0.00%    5.44%     2.61%     2.44%     4.45%
   INVESTMENT SECURITIES                           16.46%   14.21%   12.52%    12.52%     9.35%     8.77%
   TOTAL EARNING ASSETS                            93.40%   93.90%   91.22%    92.82%    93.57%    94.03%

   NONINTEREST CASH & DUE FROM BANKS                4.23%    3.69%    4.43%     4.32%     3.72%     3.42%
   PREMISES, FIXED ASSETS, CAPITAL LEASES           1.70%    1.59%    1.42%     1.36%     1.09%     0.99%
   OTHER REAL ESTATE OWNED                          0.03%    0.02%    0.01%     0.04%     0.10%     0.29%
   OTHER ASSETS                                     1.41%    1.50%    3.55%     2.12%     2.21%     1.95%

TABLE 4.6
MERCHANTS BANCORP, INCORPORATED
HISTORICAL PERFORMANCE ($000)
BY YEAR
--------------------------------------------------------------------------------

                                                                  1999Y      2000Y      2001Y      2002Y      2003Y      2004Y
                                                                --------   --------   --------   --------   --------   --------
LIABILITIES, PERCENT OF ASSETS
   DEMAND DEPOSITS                                                 10.13%      9.37%     10.22%      9.45%      8.96%      9.55%
   NOW & SUPER NOW DEPOSITS                                        17.87%     16.55%     19.32%     19.95%     18.28%     17.41%
                                                                --------   --------   --------   --------   --------   --------
   TOTAL TRANSACTION ACCOUNTS                                      28.00%     25.92%     29.55%     29.39%     27.23%     26.97%
   MMDA & OTHER SAVINGS DEPOSITS                                    9.31%      8.37%      8.83%     11.89%     12.39%     12.73%
   TIME DEPOSITS < $100,000                                        38.39%     38.95%     36.50%     31.86%     27.70%     28.83%
   TIME DEPOSITS > $100,000                                        11.65%     10.52%     10.03%      8.54%      8.42%      9.41%
   FEDERAL FUNDS PURCHASED & REPURCHASE AGREEMENT                   0.98%      3.20%      1.55%      1.56%      1.50%      1.83%
   BORROWINGS                                                       1.62%      2.51%      2.94%      5.47%     12.36%     10.95%
   SUBORDINATED NOTES AND DEBENTURES                                0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
   OTHER LIABILITIES                                                0.50%      0.82%      0.70%      0.81%      2.43%      0.85%
   TOTAL LIABILITIES                                               90.46%     90.29%     90.10%     89.52%     92.02%     91.56%
   MINORITY INTEREST                                                0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
   ALL COMMON & PREFERRED CAPITAL                                   9.54%      9.71%      9.90%     10.48%      7.98%      8.44%
   TOTAL LIABILITIES AND CAPITAL                                  100.00%    100.00%    100.00%    100.00%    100.00%    100.00%

BALANCE SHEET GROWTH RATES (ANNUALIZED)
   TOTAL LOANS & LEASES                                            10.75%     18.89%      0.58%     10.97%     16.26%      2.06%
   TOTAL ASSETS                                                     8.25%     12.99%      9.39%      4.67%     10.66%      3.07%
   TOTAL DEPOSITS                                                  12.21%      8.35%     10.87%      0.70%      2.61%      6.05%

ASSET QUALITY
   AVERAGE TOTAL LOANS                                          $176,847   $210,314   $225,113   $235,281   $270,685   $290,723
   NET LOAN LOSS TO AVERAGE TOTAL LOANS AND LEASES                  0.08%      0.08%      0.06%      0.12%      0.95%      0.20%
   PROVISION FOR LOAN LOSS TO AVERAGE TOTAL LOANS AND LEASES        0.07%      0.08%      0.08%      0.19%      1.07%      0.23%
   LOSS RESERVE TO NET LOANS AND LEASES                             1.03%      0.87%      0.88%      0.86%      0.85%      0.86%
   NONPERFORMING LOANS TO TOTAL LOANS AND LEASES:
      90+ DAYS PAST DUE                                             0.24%      0.30%      0.74%      0.46%      0.50%      0.15%
      NONACCRUAL                                                    0.13%      0.14%      0.17%      0.23%      0.51%      0.25%
      TOTAL NONPERFORMING LOANS                                     0.37%      0.44%      0.91%      0.69%      1.01%      0.40%
   LLR/NONPERFORMING LOANS                                        277.70%    193.62%     96.46%    123.46%     83.69%    213.39%
   OREO AS A % OF TOTAL ASSETS                                      0.03%      0.02%      0.01%      0.04%      0.10%      0.29%
   NONPERFORMING ASSETS AS A % OF TOTAL ASSETS                      0.31%      0.37%      0.68%      0.58%      0.92%      0.61%

CAPITAL ADEQUACY
   CORE LEVERAGE RATIO (TANGIBLE)                                   9.72%      9.71%      9.92%     10.29%      7.74%      8.31%
   RISK BASED CAPITAL RATIOS:
      TIER 1                                                       13.99%     13.30%     14.22%     13.85%     10.47%     11.36%
      TOTAL                                                        15.10%     14.24%     15.16%     14.74%     11.39%     12.30%
   COMMON DIVIDEND PAYOUT RATIO                                    33.10%     32.14%     35.41%     37.69%     50.17%     40.53%
   AVERAGE ASSETS (CAPITAL CALCULATION)                         $246,955   $276,540   $299,388   $317,623   $355,989   $364,855
   RISK BASED ASSETS                                            $171,625   $201,949   $208,890   $236,056   $263,433   $266,931
   TIER 1 CAPITAL                                               $ 24,011   $ 26,854   $ 29,705   $ 32,682   $ 27,571   $ 30,311
      QUALIFYING TRUST PREFERRED SECURITIES IN TIER 1 CAPITAL   $      0   $      0   $      0   $      0   $      0   $      0
   TIER 2 CAPITAL                                               $  1,905   $  1,911   $  1,960   $  2,109   $  2,433   $  2,518
      OTHER TIER 2 CAPITAL COMPONENTS (EXCLUDING LLR)           $  1,905   $      0   $      0   $      4   $      1   $      0

LIQUIDITY AND RATE SENSITIVITY
   MARKET VALUE LESS BOOK VALUE OF INVESTMENT SECURITIES        $      0   $      0   $      0   $      0   $      0   $      0
   MARKET VALUE/BOOK VALUE OF INVESTMENT SECURITIES               100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
   TOTAL LOANS & LEASES TO ASSETS                                  75.72%     79.67%     73.26%     77.67%     81.60%     80.81%
   TOTAL LOANS AND LEASES TO DEPOSITS                              86.68%     95.11%     86.29%     95.09%    107.74%    103.69%
   VOLATILE LIABILITIES                                         $ 35,217   $ 45,300   $ 44,355   $ 49,764   $ 78,805   $ 80,872
   CASH, FEDERAL FUNDS & INVESTMENT SECURITIES                  $ 54,141   $ 50,011   $ 68,395   $ 62,215   $ 55,479   $ 60,703
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